REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the _____ day of __________, 2006 (the "Effective Date"), by and among Tornado Gold International Corp., a Nevada corporation (the "Company"), and the individuals and entities who have executed this Agreement and are identified on the signature page hereto (each, a "Holder," and collectively, the "Holders").

                                    Recitals

      WHEREAS, in connection with the issuance of an aggregate of __________ shares of the Company's Common Stock to the Holders (the "Shares") and warrants exercisable for an equivalent number of shares (the "Warrants") pursuant to Subscription Agreements dated as of the date hereof by and between the Company and each of the Holders, the Holders have requested, and the Company has agreed to grant, registration rights in respect of the Shares and the shares issuable upon the exercise of the Warrants (the "Warrant Shares"), as more specifically set forth herein below.

      NOW, THEREFORE, the parties agree as follows:

                                    Agreement

      1. Registration Rights. The Company covenants and agrees as follows:

            1.1   Definitions.  For purposes of this Section 1:

                  (a) The term "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (b) The term "Common Stock" means the common stock, par value $0.001, of the Company.

                  (c) The term "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (d) The term "Filing Deadline" has the meaning set forth in
Section 1.3(a) herein.

                  (e) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Securities" means (i) the Shares and the Warrant Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations after the date hereof (collectively, a "Recapitalization")) and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities that have been sold by a person privately, pursuant to the provisions of Rule 144, or pursuant to a registration statement under the 1933 Act covering such Registrable Securities that has been declared effective by the SEC.

                  (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are Registrable Securities.

                  (h) The term "SEC" means the Securities and Exchange Commission or any successor thereto.

            1.2 Information Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities without registration, the Company agrees, for so long as the Holders own any Registrable Securities not transferable pursuant to paragraph (k) of Rule 144, to:

                   (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                   (b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act or deliver to the Company's market-makers all current information required of the Company under
Section 15c2-11 of the 1934 Act and to make all financial statements of the Company available to its stockholders; and

                   (c) Furnish to the Holders upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 and the 1934 Act, and (ii) such other information as may be reasonably requested in availing the Holders of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.3 Mandatory Registration. The Company shall (a) file with the SEC a registration statement on Form SB-2 (or, if Form SB-2 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) (the "Registration Statement"), registering all of the Registrable Securities for resale within 120 days of the Effective Date (the "Filing Deadline"); and (b) use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as possible thereafter; but, in any event not later than the earlier of (a)(i) 180 days following the date of this Agreement, and (ii) the fifth trading day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments (the "Effectiveness Deadline").

            If a registration statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline or declared effective by the SEC on or prior to the Effectiveness Deadline, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount in cash equal to 1.0% of the aggregate amount invested by such Holder for each 30-day period or pro rata for any portion thereof following the date by which such registration statement should have been filed or declared effective, as applicable, with respect to the Registrable Securities. Such payments shall be in partial compensation to the Holders and shall not constitute the Holders' exclusive remedy for such events. Such payments shall be made to each Holder in cash.

            1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company, at its expense, shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective and, subject to the proviso in this Section 1.4(a), keep such registration statement effective for a period of up to ninety (90) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that applicable rules under the 1933 Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the 1933 Act, or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus provided by Company in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus in conformity with the requirements of the 1933 Act, and such other documents as the Holders may reasonably request from time to time in order to facilitate the disposition of Registrable Securities owned by it.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already required to qualify to do business or subject to service in such jurisdiction and except as may be required by the 1933 Act.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. As a pre-condition to a Holder's Registrable Securities being included in such registration and underwriting, such Holder shall also enter into and perform his obligations under such an underwriting agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of a Holder, prepare and furnish to such Holder a reasonable number of supplements to, or amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such share, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

                  (g) Use its reasonable best efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Make available for inspection by any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by the underwriter, attorney or accountant in connection with such registration statement; provided, however, that the underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided.

                  (j) Make available to each Holder participating in such registration, upon the request of such Holder:

                        (i) in the case of an underwritten public offering, a copy of any opinion of counsel for the Company provided to the underwriters participating in such offering, dated the date such shares are delivered to such underwriters for sale in connection with the registration statement;

                        (ii) in the case of an underwritten public offering, a copy of any "comfort" letters provided to the underwriters participating in such offering and signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities; and

                        (iii) a copy of all documents filed with and all correspondence from or to the SEC in connection with any such offering other than non-substantive cover letters and the like.

                  (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and timely make available to its security holders an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act.

            1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, its affiliates, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            1.6 Expenses of Company Registration. The Company shall bear and pay all expenses incurred by it in connection with any registration, filing or qualification of Registrable Securities with respect to the registration pursuant to Section 1.3 for the Holders and compliance with the terms hereof, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities.

            1.7 Reductions of Registrable Securities to be Included. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include a Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

            1.8 Delay of Registration. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holders, each officer and director of the Holders, any underwriter (as defined in the 1933 Act) of the Holders and each person, if any, who controls the Holders or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will pay to the Holders, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.9(a) shall not apply to (1) a Holder if he is either an officer or director of the Company at the time of the statement, omission or violation (a "Management Holder") unless such Management Holder has sold shares included in the registration statement, (2) amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), or (3) any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Holder (including each officer and director of such Holder), underwriter or controlling person.

                  (b) To the extent permitted by law, the selling Holders will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder, or by an officer or director of the Holders expressly for use in connection with such registration; and the Holders will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.9(b) in connection with any actual loss, claim, damage, liability, or action based on a final judgment or settlement; provided, however, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 1.9(b) exceed the gross proceeds from the offering received by the Holders net of underwriters' commissions and discounts.

                  (c) Promptly after obtaining actual knowledge of any third party claim or action as to which it may seek indemnification under this Section 1.9, an indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, if, and to the extent that, such failure is prejudicial to such indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

                  (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense (including, without limitation, legal and other expenses incurred by such indemnified party in investigating or defending any such action or claim) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 1.9, the Holders shall not be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by the Holders from the offering covered by the applicable registration statement.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.10 Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred only to any person or entity that is a relative or an affiliate of the transferring Holder in connection with a permitted transfer of the Registrable Securities exempt from registration under the 1933 Act.

            1.11 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him or her any time during such period except common stock included in such registration; provided, however, that:

                  (a) Such agreement shall be applicable only to the first two such registration statements of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering in excess of $10,000,000;

                  (b) Such market stand-off time period shall not exceed 180 days; and

                  (c) All officers and directors of the Company and holders of record of not less than three percent of the Company's common stock enter into similar agreements.

      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

      Notwithstanding the foregoing, the obligations described in this Section
1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

      2.    Miscellaneous.

            2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

            2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            2.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or by telex or confirmed facsimile, or one delivery day after deposit with a recognized overnight express delivery service or courier (for FedEx Express Overnight or equivalent delivery to and from an address within the United States of America) or three delivery days after deposit with a recognized overnight express delivery service or courier (for FedEx Express International Priority or equivalent delivery to and from an address outside the United States of America), and addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten days' advance written notice to the other party:


                  (a) If to the Company:

                        Tornado Gold International Corp.
                        Attention: Chief Executive Officer
                        8600 Technology Way, Suite 118
                        Reno, Nevada  89521
                        Fax number:  775-853-8921

                        with a copy to:
                        (which shall not constitute notice)

                        Bryan Cave LLP
                        Attention: Randolf W. Katz
                        2020 Main Street, Suite 600
                        Irvine, California 92614-8226
                        Fax number: (949) 223-7100


                  (b) If to a Holder:

                        See signature page to this Agreement

                        with a copy to:
                        (which shall not constitute notice)

                        See signature page to this Agreement

or to such other person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers, and communications shall be deemed to have been received on the date of delivery if the date of transmission is electronically endorsed automatically on the media or evidenced by courier service documentation. If notice is mailed or transmitted in a manner in which date of delivery cannot be ascertained from the media used or courier service records, notice shall be deemed given on the fifth business day after the mailing or other transmission or delivery thereof. A notice of a change of address shall be effective only upon receipt.

            2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

            2.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders representing a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.7 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company; provided that, without the consent of the Company and holders representing a majority of the Registrable Securities then outstanding, no amendment to this Agreement may be made that (i) modifies this Section 2.7, or (ii) would affect the holders of the Registrable Securities in a disproportionate manner (other than any disproportionate results that are due to a difference in the relative stock ownership in the Company).

            2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            2.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            2.10 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors, and administrators of the parties hereto.

            2.11 Further Assurances. At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by any other party to carry out the intent and purposes of this Agreement.

            2.12 Choice of Law; Forum. Notwithstanding the place where this Agreement or any counterpart hereof may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Nevada and that any actions related hereto shall be brought in a court of competent jurisdiction located in the County of Clark, State of Nevada.

                 [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TORNADO GOLD INTERNATIONAL CORP.


By:_______________________________________
      Earl W. Abbott, President and CEO


HOLDERS:



____________________________________      ____________________________________
[name]                                                  [street]


                                          ____________________________________
                                           [city, state, postal code, country]


                                          ____________________________________
                                                      [fax number]


2.5(b)      Copy of Notice.

________________________
________________________
Attention:____________________
Fax number:___________________




____________________________________      ____________________________________
[name]                                                  [street]


                                          ____________________________________
                                           [city, state, postal code, country]


                                          ____________________________________
                                                      [fax number]


________________________
________________________
Attention:____________________
Fax number:___________________


                                      -10